UMB SCOUT STOCK FUND

                      SUPPLEMENT DATED JUNE 26, 2008 TO THE
                        PROSPECTUS DATED OCTOBER 31, 2007
                             FOR THE UMB SCOUT FUNDS

This supplement affects the UMB Scout Stock Fund and reflects a change in the portfolio managers of the UMB Scout Stock Fund.

Effective July 1, 2008, the portion of the section of the Prospectus relating to the UMB Scout Stock Fund in the "PORTFOLIO MANAGERS" section is deleted in its entirety and replaced with the following:

          UMB SCOUT STOCK FUND

          James A. Reed II is the lead portfolio manager of the UMB Scout Stock Fund. Mr. Reed has served as a portfolio manager of the Fund since May 2001. Mr. Reed has worked at UMB in various investment positions since 1988, including as an investment analyst, a portfolio manager and a director of research. He has been employed by the Advisor since May 2001. Currently, Mr. Reed is a Senior Vice President of the Advisor. Mr. Reed earned his undergraduate degree from Dartmouth College and his Juris Doctorate from Washington & Lee University School of Law. Mr. Reed is a CFA(R) charterholder and is a member of the Kansas City CFA Society, the CFA Institute and the Kansas City Metropolitan Bar Association.

          James L. Moffett and Larry Valencia are co-portfolio managers of the UMB Scout Stock Fund. Mr. Moffett has served as a portfolio manager for the UMB Scout Stock Fund since May 1999. His biographical information appears above. Mr. Valencia was previously a co-portfolio manager for the UMB Scout Growth Fund. Mr. Valencia has served in various positions at UMB since 1999 and is currently Director of Research. Mr. Valencia is a CFA(R) charterholder and has more than 20 years investment management experience, including portfolio and pension account management and software design for financial applications. Mr. Valencia joined UMB in February 2000 and prior to that, he worked at Security Benefit Group from 1994-2000. Mr. Valencia received his undergraduate degree from Illinois College and his graduate degree from the University of Denver. Mr. Valencia is a member of the Kansas City CFA Society and the CFA Institute. Mr. Valencia has been employed by the Advisor since May 2001.



This Supplement updates certain information contained in the Prospectus for the UMB Scout Funds dated October 31, 2007. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

                              UMB SCOUT STOCK FUND

                      SUPPLEMENT DATED JUNE 26, 2008 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2007
                             FOR THE UMB SCOUT FUNDS

This supplement affects the UMB Scout Stock Fund and reflects a change in the portfolio managers of the UMB Scout Stock Fund.

Effective July 1, 2008, the subsections titled "INVESTMENTS IN THE FUNDS" and "OTHER MANAGED ACCOUNTS" of the "PORTFOLIO MANAGERS" section of the Statement of Additional Information shall be revised to (i) delete references and other information relating to William E. Cashman and (ii) reflect that as of June 24, 2008, Mr. Valencia does not own shares of the UMB Scout Stock Fund and has day-to-day management responsibility for 96 other accounts with $320,507,168 in total assets under management.

This Supplement updates certain information contained in the Statement of Additional Information for the UMB Scout Funds dated October 31, 2007. You should keep this Supplement with your Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained free of charge by calling (800) 996-2862.